CERTIFICATION PURSUANT TO

                     18 U.S.C. SECTION 1350

                     AS ADOPTED PURSUANT TO

           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of 1st Colonial Bancorp, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1.   The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



/s/ Gerard M. Banmiller,
-------------------------------------
President and Chief Executive Officer



/s/ Robert C. Faix,
-------------------------------------
Senior Vice President and
  Chief Financial Officer

Dated: March 25, 2003






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